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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 5, 2004 (NOVEMBER 4,
                                      2004)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MICHIGAN                                          38-2626206
(STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                 1-14094
                           (COMMISSION FILE NUMBER)



26600 TELEGRAPH ROAD, STE. 300
SOUTHFIELD, MICHIGAN                                      48034
(ADDRESS OF PRINCIPAL                                   (ZIP CODE)
 EXECUTIVE OFFICES)


                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 4, 2004, Meadowbrook Insurance Group, Inc. (the "Registrant") issued a press release setting forth its financial results for the third quarter and nine months ended September 30, 2004.

ITEM 7.01. REGULATION FD

The Registrants press release issued on November 4, 2004 provides certain information regarding the Company's anticipated fourth quarter and full year 2004 financial results.

ITEM 8.01. OTHER EVENTS

At the regularly scheduled board meeting on November 3, 2004, the Board of Directors of the Registrant reauthorized management to purchase up to 1,000,000, or approximately 3%, of the Registrant's common stock in market transactions for a period not to exceed twenty-four months.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

                  a.   None.

                  b.   None.

                  c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                       99.1 Earnings Press Release for the third quarter and nine months ended September 30, 2004, issued November 4, 2004.

The information filed as an exhibit to this Form 8-K is being furnished in accordance with Items 2.02 and 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities imposed by that Section. Such information shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2004          MEADOWBROOK INSURANCE GROUP, INC.
                                 (REGISTRANT)


                                 By:   /s/ Karen M. Spaun
                                 ---------------------------------------------
                                       Karen M. Spaun, Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.       DOCUMENT DESCRIPTION
-----------       --------------------

   99.1 Earnings Press Release for the quarter and nine months ended September 30, 2004, issued November 4, 2004.